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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
Apogee Enterprises, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 8, 2002

Dear Shareholder:

        You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Apogee Enterprises, Inc. to be held in the Lutheran Brotherhood Building Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, commencing at 10:00 a.m. Central Daylight Time on Tuesday, June 18, 2002.

        The Secretary's formal notice of the meeting and the proxy statement appear on the following pages and describe the matters to come before the meeting. During the meeting, time will be provided for a review of the activities of the past year and items of general interest about the Company.

        As a convenience to shareholders unable to attend the annual meeting in person, we also will be webcasting the meeting. To view the meeting via webcast, go to the Company's web site at http://www.apog.com and click on the "investor relations" button, followed by the webcast link at the top of that page. Please plan to be at the web site at least 15 minutes prior to the meeting so that you have sufficient time to register and to download and install any necessary software.

        We hope that you will be able to attend the meeting in person, and we look forward to seeing you. Even if you plan to attend the meeting, we urge you to vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope as promptly as possible. You also may vote your shares by telephone or Internet as directed on the enclosed proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 5:00 p.m. Eastern Daylight Time (4:00 p.m. Central Daylight Time) on June 17, 2002. If you do attend the meeting, you may at that time revoke any proxy previously given and vote in person, if desired.

                      Sincerely,

                      Russell Huffer
                      Chairman, President and
                      Chief Executive Officer

APOGEE ENTERPRISES, INC.
7900 Xerxes Avenue South
Suite 1800
Minneapolis, MN 55431-1159

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on June 18, 2002

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Apogee Enterprises, Inc. (the "Company") will be held in the Lutheran Brotherhood Building Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, commencing at 10:00 a.m. Central Daylight Time on Tuesday, June 18, 2002 for the following purposes:

  1.
  To elect three Class I directors for three-year terms ending in the year 2005;

  2.
  To consider and act upon a proposal to approve the Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan;

  3.
  To consider and act upon a proposal to approve the Apogee Enterprises, Inc. Executive Management Incentive Plan;

  4.
  To ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending March 1, 2003; and

  5.
  To transact such other business as may properly be brought before the meeting.

        The Board of Directors has fixed April 24, 2002 as the record date for the meeting. Only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

        As a convenience to shareholders unable to attend the annual meeting in person, we also will be webcasting the meeting. To view the meeting via webcast, go to the Company's web site at http://www.apog.com and click on the "investor relations" button, followed by the webcast link at the top of that page. Please plan to be at the web site at least 15 minutes prior to the meeting so that you have sufficient time to register and to download and install any necessary software.

        Your vote is important to ensure a quorum at the meeting. Even if you own only a few shares, and whether or not you expect to be present at the meeting, we urgently request you to mark, date, sign and mail the enclosed proxy card in the postage-paid envelope provided or vote your shares by telephone or Internet as directed on the enclosed proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 5:00 p.m. Eastern Daylight Time (4:00 p.m. Central Daylight Time) on June 17, 2002. The proxy may be revoked by you at any time prior to the meeting and delivery of your proxy will not affect your right to vote in person if you attend the meeting.

                      By Order of the Board of Directors,

                      Patricia A. Beithon
                      General Counsel and Secretary

Minneapolis, Minnesota
May 8, 2002

APOGEE ENTERPRISES, INC.

PROXY STATEMENT

        The enclosed proxy is being solicited on behalf of the Board of Directors of Apogee Enterprises, Inc. (the "Company") for use at our 2002 Annual Meeting of Shareholders to be held on June 18, 2002. The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, some of our officers and regular employees may solicit the return of proxies by telephone, telegram, facsimile or personal interview but will receive no special compensation for these services. Additionally, we may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting materials to their principals, in which case we will reimburse them for their reasonable out-of-pocket expenses.

        Only shareholders of record at the close of business on April 24, 2002 will be entitled to notice of and to vote at the annual meeting. A shareholder executing a proxy retains the right to revoke the proxy by notice in writing to the Secretary of the Company at any time prior to its use, by filing a duly executed proxy bearing a later date with the Secretary of the Company, by submitting a new proxy by telephone or through the Internet or by revoking the proxy at the annual meeting and voting in person. Proxies in the accompanying form which are properly executed, duly returned and not revoked will be voted in the manner specified. If a proxy is properly executed but does not specify any or all choices on it, the proxy will be voted as follows: (a) in favor of the election as Class I directors of the three nominees described in this proxy statement; (b) in favor of the approval of the Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan; (c) in favor of the approval of the Apogee Enterprises, Inc. Executive Management Incentive Plan; (d) in favor of the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company; and (e) in the discretion of the persons named in the proxy, as to such other matters as may properly come before the meeting and as to which we did not have knowledge prior to February 19, 2002.

        If an executed proxy is returned and the shareholder has voted "withhold" or "abstain" on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be considered to have been voted in favor of the matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to specified shares to vote on one or more matters, such shares will be considered represented at the meeting for purposes of determining a quorum but not represented at the meeting for purposes of calculating the vote with respect to such matter or matters.

        Our address is 7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota 55431-1159. Our telephone number is (952) 835-1874. The mailing of this proxy statement and form of proxy will commence on or about May 14, 2002.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

        At April 24, 2002, 28,339,814 shares of our common stock, par value $.33 1/3, were issued and outstanding. Each share is entitled to one vote. The following table sets forth information concerning beneficial ownership of common stock of the Company by persons who are known by us to own more than five percent of our common stock outstanding as of March 31, 2002, except as noted below. Unless otherwise indicated, the named holders have sole voting and investment power with respect to the shares beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	% of Class
Putnam Investments, LLC(1) One Post Office Square Boston, MA 02109	2,487,760	8.8
Dimensional Fund Advisors Inc.(2) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,287,866	8.1
Trust of Russell H. Baumgardner(6/6/86)(3) 607 Mountain Links Drive Henderson, NV 89012	1,978,645	7.0
State Street Bank and Trust Company(4) 225 Franklin Street Boston, MA 02110	1,514,893	5.3

(1)
We have relied upon the information supplied by Putnam Investments, LLC in a Schedule 13G furnished to us reporting information as of December 31, 2001. Putnam serves as the sub-advisor and investment manager of various mutual funds that hold the shares of our common stock in the ordinary course of business. In these capacities, Putnam exercises shared investment power over various institutional accounts that held, in the aggregate, 2,487,760 shares of our common stock as of December 31, 2001. Of the shares reported, Putnam has shared voting power with respect to 821,100 shares and shared investment power with respect to 2,487,760 shares.

(2)
We have relied upon the information supplied by Dimensional Fund Advisors Inc. in a Schedule 13G furnished to us reporting information as of December 31, 2001. Dimensional serves as the investment advisor to four investment companies and the investment manager to other commingled group trusts and separate accounts that hold the shares of our common stock in the ordinary course of business. In these capacities, Dimensional possesses sole voting and investment power over, in the aggregate, 2,287,866 shares of our common stock held by such group trusts and separate accounts as of December 31, 2001.

(3)
We have relied upon the information regarding the Russell H. Baumgardner Trust dated June 6, 1986 supplied by our transfer agent as of March 31, 2002. The 1,978,645 shares held by the Trust are also deemed to be beneficially owned by Messrs. Donald W. Goldfus, O. Walter Johnson and Laurence J. Niederhofer, who serve as trustees of the Trust, because as trustees, they share voting and investment power over the shares. If the shares held by the Trust were included in the holdings of Messrs. Goldfus, Johnson and Niederhofer, these individuals' common stock holdings would be as follows: Mr. Goldfus, 2,777,200 (9.7%), Mr. Johnson, 1,978,645 (7.0%), and Mr. Niederhofer, 2,438,358 (8.6%).

(4)
We have relied upon the information supplied by State Street Bank and Trust Company in a Schedule 13G furnished to us reporting information as of December 31, 2001. State Street serves as trustee for our benefit plans that hold the shares of our common stock in the ordinary course of business. In this capacity, State Street exercises sole voting power with respect to 593,337 shares, shared voting power with respect to 895,956 shares, sole investment power with respect to 1,514,793 shares and shared investment power with respect to 100 shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the number of shares of our common stock beneficially owned at March 31, 2002 by each of our directors, each of our executive officers named in the Summary Compensation Table included in this Proxy Statement under the caption "Executive Compensation" below, and all of our directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Name	Number of Shares Held (#)(1)		Options Exercisable Within 60 Days (#)(1)	Phantom Stock Units (#)(2)	Total (#)	% of Outstanding Shares
Bernard P. Aldrich	1,000		12,000	762	13,762	(3)
Patricia A. Beithon	40,990		10,000	—	50,990	(3)
Michael B. Clauer	14,265		20,000	—	34,265	(3)
Joseph T. Deckman	114,560		130,000	—	244,560	(3)
Donald W. Goldfus	630,555	(4)(5)	168,000	—	798,555	2.8
Barbara B. Grogan	3,455		20,000	—	23,455	(3)
Harry A. Hammerly	16,967		30,380	—	47,347	(3)
J. Patrick Horner	10,757		16,000	13,798	40,555	(3)
Russell Huffer	122,614		297,500	—	420,114	1.5
James L. Martineau	235,173		12,000	—	247,173	(3)
Stephen C. Mitchell	7,455		20,000	—	27,455	(3)
Laurence J. Niederhofer	426,981	(5)(6)	32,732	—	459,713	1.6
Ray C. Richelsen	—		8,000	—	8,000	(3)
Michael E. Shannon	2,000		20,000	11,330	33,330	(3)
Larry D. Stordahl	44,667	(7)	60,000	—	104,667	(3)
All Directors and Executive Officers as a Group (17 persons)	1,694,757		882,987	25,890	2,603,634	8.9

(1)
Unless otherwise indicated, the individuals listed in the table have sole voting and investment power with respect to the shares owned by them. The number of shares indicated includes shares issued pursuant to our 1987 Partnership Plan, our employee stock purchase plan, our 401(k) savings plan and our defined contribution pension plan. The number of stock options indicated are exercisable currently or within 60 days of March 31, 2002.

(2)
Phantom stock units, each representing the value of one share of our common stock, are attributable to accounts in our Deferred Compensation Plan for Non-Employee Directors. The participants in the plan do not have voting or investment power with respect to these units.

(3)
Less than 1%.

(4)
Includes 120,000 shares held by Mr. Goldfus' wife, as to which he disclaims beneficial ownership.

(5)
Shares held by the Russell H. Baumgardner Trust dated June 6, 1986 are deemed to be beneficially owned by Messrs. Goldfus and Niederhofer because they share voting and investment power as trustees of the Trust. As of March 31, 2002, 1,978,645 shares were held by the Trust. If these shares were included in this table, the number of shares held by each of Messrs. Goldfus and Niederhofer would be increased by 1,978,645, and the percent of outstanding shares would be as follows: Mr. Goldfus, 9.7%; Mr. Niederhofer, 8.6%; and all directors and executive officers as a group, 15.7%.

(6)
Includes 60,448 shares held by Mr. Niederhofer's wife, as to which he disclaims beneficial ownership.

(7)
Includes 500 shares held by Mr. Stordahl's wife, as to which he disclaims beneficial ownership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and specified officers and persons who own more than 10% of a registered class of equity securities of the Company to file initial reports of ownership of those securities on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission, and we are required to disclose in this proxy statement any failure to timely file the required reports by these dates. Based solely on our review of the copies of these reports received by us or written representations from reporting persons, we believe that during the fiscal year ended March 2, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% shareholders were complied with in a timely manner.

Item 1: ELECTION OF DIRECTORS

        Our Articles of Incorporation provide that the Board of Directors will be divided into three classes of directors of as nearly equal size as possible and further provide that the total number of directors will be determined exclusively by the Board. The term of each class of director is three years, and the term of one class expires each year in rotation. Currently, there are 11 directors. The terms of the Class I directors, consisting of Barbara B. Grogan, J. Patrick Horner and Stephen C. Mitchell, expire at the 2002 Annual Meeting of Shareholders. Ms. Grogan and Messrs. Horner and Mitchell have been members of the Board since 1996, 1999 and 1996, respectively, and were last elected to the Board at the 1999 Annual Meeting of Shareholders. The terms of the Class II and Class III directors expire at the 2003 and 2004 Annual Meetings of Shareholders, respectively.

        The affirmative vote of a majority of the shares of common stock of the Company present in person or by proxy and entitled to vote at the annual meeting is necessary to elect each nominee.

        We have no reason to expect that any of the nominees will fail to be a candidate at the annual meeting and, therefore, do not have in mind any substitute or substitutes for any of the nominees. If any of the nominees should be unable to serve as a director (which event is not anticipated), proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under the proxies.

        The following table sets forth information as to each nominee for the office of director, as well as for all other directors whose terms of office will continue after the 2002 Annual Meeting of Shareholders is held.

Name and Principal Occupation	Age	Director Since	Term Expires
Barbara B. Grogan (Class I) Chairman of the Board and President, Western Industrial Contractors, a construction company specializing in machinery erection and installation, since 1982. Ms. Grogan is also a director of Deluxe Corporation and Pentair, Inc. Committees: Audit and Corporate Governance	54	1996	2002

J. Patrick Horner (Class I)
        Chairman of The Horner Group, an information technology consulting firm, since 1997. President and a director of Management Support Technologies, the lead consulting unit of Condor Technology Solutions, an information technology services company, from 1997 through 1998. Senior Vice President of Intersolv Corporation, also an information technology services company, from 1995 to 1997. Prior to joining Intersolv, Mr. Horner held various positions related to information technology services, including five years as President and Chief Operating Officer and a director of Perot Systems Corporation.
Committees: Audit and Finance	52	1999	2002
Stephen C. Mitchell (Class I) President and Chief Operating Officer of The Knight Group, LLC, a privately held, professional services company, since 2001. President and Chief Operating Officer of Lester B. Knight & Associates, also a privately held, professional services company, from 1975 to 2001. Committees: Compensation and Corporate Governance	58	1996	2002
Bernard P. Aldrich (Class II) President and Chief Executive Officer of Rimage Corporation, a leading designer and manufacturer of on-demand publishing and duplicating systems for CD-recordable and DVD-recordable media, since December 1996. President of several manufacturing companies controlled by Activar, Inc., an industrial plastics and construction supply company, from January 1995 to December 1996. Mr. Aldrich is also a director of Rimage Corporation. Committees: Audit and Compensation	52	1999	2003
Harry A. Hammerly (Class II) Retired Executive Vice President, International Operations, of 3M Company, an industrial, consumer and health care products manufacturer, a position he held from 1991 to 1995. Prior to that, various senior management positions with 3M since 1973 and other positions with 3M since 1955. Mr. Hammerly is also a director of Milacron, Inc. and BMC Industries, Inc. Committee: Audit	68	1994	2003
Russell Huffer (Class II) Chairman of the Board of Directors of the Company since June 1999 and Chief Executive Officer and President of the Company since January 1998. Prior to 1998, various senior management positions with the Company or our subsidiaries since 1986. Mr. Huffer is also a director of Hutchinson Technology Incorporated.	52	1998	2003
Laurence J. Niederhofer (Class II) Retired Chief Executive Officer of the Company's Wausau Architectural Products Group, a position he held from 1968 to 1993. Committees: Corporate Governance and Finance	69	1964	2003

Donald W. Goldfus (Class III) Retired Chairman of the Board of Directors of the Company, a position he held from 1988 to June 1999. Chief Executive Officer of the Company from 1986 to January 1998. President of the Company from 1995 to January 1998. Prior to that, various senior management positions with the Company. Mr. Goldfus is also a director of G&K Services, Inc. and Lifetouch, Inc. Committee: Corporate Governance	68	1964	2004
James L. Martineau (Class III) Retired Executive Vice President of the Company, a position he held from 1996 to 1998. Prior to that, various senior management positions with the Company since 1971. Mr. Martineau is also a director of Pinnacle Entertainment, Inc. Committee: Finance	61	1973	2004
Ray C. Richelsen (Class III) Retired Executive Vice President, Transportation, Graphics and Safety Markets of 3M Company, an industrial, consumer and health care products manufacturer, a position he held from 1999 to 2000. Various senior management positions with 3M from 1975 through 1998 and other positions with 3M from 1963 to 1974. Mr. Richelsen is also a director of Banta Corporation and Rogers Group, Inc. Committee: Compensation	60	2000	2004

Michael E. Shannon (Class III)
        President of MEShannon & Associates, Inc., a consulting firm specializing in corporate finance and investments, since 2000. Chairman of the Board of Ecolab Inc., a developer and marketer of premium cleaning, sanitizing and maintenance products and services, from 1996 through 1999. Chief Administrative Officer of Ecolab from August 1992 through 1999, Chief Financial Officer of Ecolab from 1984 through 1999. Mr. Shannon is also a director of Minnesota Life Insurance Company, Clorox Company, Pressure Systems, Inc. and RPSI, Inc.
Committees: Compensation, Corporate Governance and Finance	65	1998	2004

        The Board of Directors held five meetings during the last fiscal year. The Company has standing Audit, Compensation, Corporate Governance and Finance Committees. The members of the various committees for fiscal 2002 are noted in the previous table. Each member has served on the listed committee since the 2001 Annual Meeting of Shareholders and will continue to serve on the listed committee through the 2002 Annual Meeting of Shareholders. Each director attended more than 75% of the meetings of the Board and committees of the Board of which they were members during fiscal 2002.

        The Audit Committee is responsible for providing oversight of the financial functions of the Company, including financial reporting and both internal and external auditing efforts (including recommendation of the independent auditors to the Board of Directors), our program to ensure ethical business practices, our system of financial controls and our risk management program. The Audit Committee operates under a written charter. The Audit Committee met eight times during fiscal 2002.

        The Compensation Committee determines the salary and other compensation of all of our elected officers and senior management. The Compensation Committee also administers our 1997 Omnibus Stock Incentive Plan and the 1987 Partnership Plan and will administer our 2002 Omnibus Stock Incentive Plan and our Executive Management Incentive Plan, if such plans are approved by the shareholders. The Compensation Committee met three times during fiscal 2002.

        The Finance Committee reviews significant policies and proposals of management and makes recommendations to the Board with respect to our financial condition and long-range financial objectives, our debt ratio and other financial coverage ratios, appropriate debt limits, the timing and adequacy of proposed financing vehicles, quarterly dividend declarations and the impact of proposed significant transactions on our annual capital budget and financial condition. The Finance Committee met five times during fiscal 2002.

        The Corporate Governance Committee periodically assesses the organization's adherence to our mission and principles, reviews our organizational structure and succession plans, makes recommendations to the Board regarding the composition and responsibilities of Board committees and annually conducts a review of the performance of individual directors and the Board as a whole. Members of the Corporate Governance Committee also annually review and evaluate the performance of the Chief Executive Officer. The Corporate Governance Committee also recommends new director nominees to the Board and will consider qualified nominees recommended by shareholders. Any recommendations for nominees for the 2003 election of directors should be submitted in writing to the Secretary of the Company at the address indicated on the Notice of Annual Meeting of Shareholders no later than February 18, 2003. Recommendations must include the information specified in our Bylaws, which will enable the Corporate Governance Committee to evaluate the qualifications of the recommended nominee. The Corporate Governance Committee met three times during fiscal 2002.

Compensation of Directors

        Our non-employee directors receive an annual retainer of $18,000, plus a fee of $1,000 for each meeting of the Board of Directors or its committees attended. The meeting fee for a committee chair is $1,500 for each committee meeting chaired. In the past, non-employee directors also have received automatic, annual stock option grants to purchase 4,000 shares of our common stock under the 1997 Omnibus Stock Incentive Plan. These stock options vest in full six months after the date of grant and have an exercise price equal to the fair market value of our common stock on the date of grant. The table captioned "Security Ownership of Directors and Executive Officers" on page 3 includes the options granted to the non-employee directors in fiscal 2002. The per share exercise price of the options granted in fiscal year 2002 is $10.94.

        If the 2002 Omnibus Stock Incentive Plan proposed in Item 2 of this Proxy Statement is approved by shareholders, all future stock option grants for non-employee directors will be granted under the 2002 Omnibus Stock Incentive Plan, and no additional grants will be made under the 1997 Omnibus Stock Incentive Plan. The 2002 Omnibus Stock Incentive Plan provides that, commencing with the 2002 annual meeting, non-employee directors will be awarded both an automatic fixed grant of options to purchase 4,000 shares of our common stock and a variable, dollar-denominated stock option grant, such that the total number of shares subject to both types of options will provide our non-employee directors with total dollar-denominated, equity-based compensation equal to the dollar-denominated, equity-based compensation received by non-employee directors in the fiftieth percentile of a comparator group of public companies. The exercise price of such options will be equal to the fair market value of our common stock on the date of grant, and the options will vest in full six months after the date of grant. For more details regarding the proposed 2002 Omnibus Stock Incentive Plan and the awards to be granted to non-employee directors under that plan, please see Item 2 of this Proxy Statement.

        Non-employee directors also may elect to participate in our Employee Stock Purchase Plan. Under the plan, participants may purchase our common stock by contributing up to $200 per week, with the Company contributing an amount equal to 15% of each participant's weekly contribution. For fiscal 2002, the Company contributed an aggregate of $2,760 to the Employee Stock Purchase Plan for the benefit of all non-employee directors as a group.

        Non-employee directors also may elect to participate in our Deferred Compensation Plan for Non-Employee Directors. This plan was adopted by the Board in October 1998 and approved at the 1999 Annual Meeting of Shareholders to encourage the non-employee directors to continue to make contributions to the growth and profits of the Company and to increase their ownership of shares of our common stock, thereby aligning their interests in the long-term success of the Company with that of our other shareholders. Under the plan, participants may defer a portion of their annual retainer and meeting fees into deferred stock accounts. We will match 10% of the elected deferral. Each participating director will receive a credit of shares of our common stock in an amount equal to the amount deferred divided by the fair market value of one share as of the crediting date. These accounts will also be credited, on each dividend payment date, in an amount equal to the dividend paid on one share of our common stock multiplied by the number of shares credited to each account. Participating directors may elect to receive the amounts credited to their accounts in the form of shares of our common stock (plus cash in lieu of fractional shares) either in a lump sum or in installments, and either at a fixed date, at age 70 or following death or retirement from the Board. This plan is an unfunded, book-entry, "phantom stock unit" plan as to which no trust or other vehicle has been established to hold any shares of our common stock. For fiscal 2002, we accrued an aggregate of $7,100 for the Company's 10% matching contribution to the Deferred Compensation Plan for Non-Employee Directors for the benefit of all non-employee directors as a group.

        Until July 1, 2001, we were party to a consulting agreement, effective as of July 1, 1998, with Mr. Martineau, a non-employee director, under which Mr. Martineau provided consulting and advisory services to the Company. Mr. Martineau's agreement covered three one-year terms ending July 1, 2001, and provided for the payment to Mr. Martineau of a fee of $250,000 per year, plus certain out-of-pocket expenses and other benefits, including the acceleration to July 1, 1998 of the vesting of a number of previously granted stock options, a payment of $227,200 (payable over three years) to compensate Mr. Martineau for the reduction in value of a number of stock options previously granted to him resulting from his resignation as Executive Vice President of the Company effective as of July 1, 1998, and the reimbursement of medical expenses to Mr. Martineau under our existing medical plans. Mr. Martineau agreed not to compete with the Company during the term of the consulting agreement. We did not renew this consulting agreement in fiscal 2002.

        We also have entered into a consulting agreement, effective as of June 28, 1999, with Mr. Goldfus, a non-employee director, under which Mr. Goldfus provides consulting and advisory services to the Company. Mr. Goldfus' agreement will remain in effect so long as Mr. Goldfus is a member of our Board of Directors. Under the agreement, Mr. Goldfus has agreed to provide up to 10 hours of consulting services per month to the Company in exchange for reimbursement of certain out-of-pocket expenses, office space and related expenses. For each day during the term of the agreement that Mr. Goldfus provides services to the Company in excess of that 10 hours, Mr. Goldfus will receive an additional fee of $1,000 per day. During fiscal 2002, the Company did not pay Mr. Goldfus any consulting fees. Mr. Goldfus has agreed not to compete with the Company during the term of this consulting agreement.

Recommendation

        The Board of Directors recommends that you vote FOR the three Class I nominees for director. Unless authority for one or more of the nominees is withheld, proxies will be voted FOR the election of each of Ms. Grogan and Messrs. Horner and Mitchell for a three-year term expiring at the 2005 Annual Meeting of Shareholders.

EXECUTIVE COMPENSATION

Compensation Committee Report

Overview and Philosophy

        The compensation of executive officers is determined by the Compensation Committee of the Board of Directors. The Committee is comprised entirely of non-employee directors. To assist in performing its duties and to enhance its objectivity and independence, the Committee periodically obtains advice and recommendations of an outside compensation consultant and reviews independent compensation data from other companies of similar size and complexity. In fiscal year 2002, with the assistance of an independent outside compensation consultant, the Committee performed a comprehensive analysis of executive compensation using independent compensation data from companies of similar size and complexity, and reviewed the Company's executive compensation system and practices. The Committee concluded that no major changes to the Company's compensation system or practices were required in order to enable the Committee properly to perform its functions for the Company.

        In administering the executive compensation plans, the Committee desires to preserve the entrepreneurial style that it believes forms a strong component of the Company's history, culture and competitive advantage and to emphasize long-term business development and creation of shareholder value. Therefore, a significant portion of total compensation is performance-based.

        The objectives of the executive compensation policies are to:

  1.
  Promote the achievement of strategic objectives that the Board believes will lead to long-term growth in shareholder value;

  2.
  Attract and retain high performing executives by offering total compensation plans that are competitive with plans offered by similarly situated companies and rewarding outstanding performance; and

  3.
  Align the interests of executive officers with those of the Company by making incentive compensation dependent upon business unit or Company performance.

Base Salary

        Base salaries are reviewed annually. In determining an executive's annual base salary, the Committee takes into account the executive's level of responsibility, experience and performance in relation to that of the Company and similar companies. Base salaries are generally targeted to be at the median of executive base salaries for companies of similar size and complexity. Based on the results of the independent compensation survey commissioned by the Committee in fiscal 2002, the base salaries of our executive officers for fiscal 2002 were generally near the average base salaries of executive officers in similar positions for comparable companies.

Annual Incentives

        Executives may earn annual incentive compensation under individualized cash bonus plans. At the beginning of each fiscal year, the Committee develops the plan for the Company's Chairman, President and Chief Executive Officer, and reviews and approves plans presented by the Chief Executive Officer for the other executive officers. Each plan contains specific financial objectives, such as business unit and/or Company profitability and return on invested capital, and may include specific objectives for business, organization and personal development. The Committee then evaluates each executive officer with respect to his or her financial targets and non-financial performance objectives. The Committee's policy is to pay a bonus to an executive officer only when the financial performance thresholds applicable to that executive officer have been met. The Committee also may reward executives for meeting the non-financial objectives. Exceeding all of the annual financial and non-financial objectives usually provides the executive with the opportunity to earn total cash compensation (base salary and annual incentives) in the upper quartile of that paid by companies of similar size and complexity. For fiscal 2002, the range of bonus payments to executives as a percentage of base pay ranged from 19% to 124%.

        If the Executive Management Incentive Plan proposed in Item 3 of this Proxy Statement is approved by the shareholders, it will replace the annual incentive plans for those executive officers who participate in the Executive Management Incentive Plan. For fiscal 2003, only Mr. Huffer has been designated to participate in the Executive Management Incentive Plan, if approved by the shareholders. In that case, any annual incentive awards granted to Mr. Huffer for fiscal 2003 will be made under the Executive Management Incentive Plan.

Long-Term Incentives

        Partnership Plan.    To further align the interests of executive officers with those of our shareholders, executive officers selected by the Committee also may participate in the Company's 1987 Partnership Plan. At the beginning of each fiscal year, each participant may voluntarily defer up to 50% of his or her annual incentive compensation to be invested in shares of Company common stock under the Partnership Plan. The Company matches 100% of the deferred amount in the form of shares of Company common stock. The amount contributed by the participant vests immediately, but the shares are restricted and are held in trust and deferred for a period of time selected by the participant (generally at least five years from the date of deferral). In fiscal 2002, the amount deferred by any individual was limited to $100,000. At the 2001 Annual Meeting of Shareholders, our shareholders approved an amendment to the Partnership Plan that eliminated this $100,000 limit on amounts deferred for fiscal years beginning after 2002.

        The Company match is made in the form of restricted stock that vests in equal, annual increments over periods ranging from one to 10 years, as determined by the Committee. In the table entitled "Summary Compensation Table" below, the deferred amount and the Company match are shown in the column labeled "Restricted Stock Awards." No other restricted stock grants have been made to executive officers in the three-year period covered by the Summary Compensation Table.

        Stock Incentive Plan.    Executives are also eligible to receive grants under the Company's stock incentive plan, which is administered by the Committee. Nearly all option grants prior to fiscal 1999 were made under the Company's 1987 Stock Option Plan. This plan expired by its terms on April 25, 1997, and no additional grants may be made thereunder. Option grants since that date have been made under the Company's shareholder-approved 1997 Omnibus Stock Incentive Plan. However, as of April 24, 2002, only 249,359 shares were available for future stock option grants under the 1997 Plan. In order for the Company to continue to award stock options as long-term incentives to key management and other employees, on April 11, 2002, the Committee recommended, and the Board of Directors adopted, the Company's 2002 Omnibus Stock Incentive Plan. This plan is being presented for approval by the shareholders at the 2002 Annual Meeting of Shareholders as Item 2 of this Proxy Statement. If Item 2 is approved by the shareholders, stock option grants to executives will be made under both the 2002 Omnibus Stock Incentive Plan and the 1997 Omnibus Stock Incentive Plan until such time as the shares authorized for issuance under the 1997 Omnibus Stock Incentive Plan have been exhausted. Thereafter, stock option grants to executives will be made under the 2002 Omnibus Stock Incentive Plan.

        Under any of these stock incentive plans, option grants may be made only at or above current market prices of our common stock, so that executive rewards will accrue only as shareholder value increases. The options granted under the 1987 Stock Option Plan typically vested at a rate of 25% per year beginning on the grant's first anniversary, although some grants made in fiscal 1997 vested entirely from 32 to 48 months after grant. Options granted under the 1997 Omnibus Stock Incentive Plan typically vest incrementally over three to five years from the grant date. The table below entitled "Option Grants in Fiscal 2002"

indicates option grants made during fiscal 2002 to the executive officers named in the Summary Compensation Table. Option grants have generally been made to a broad base of participants that includes employees at various levels of management both at the corporate office and at the business units.

Chief Executive Officer Compensation

        Mr. Huffer assumed the position of Chief Executive Officer in January 1998. His base salary was adjusted by the Committee in April 2001 to $580,000 to reflect his successful performance and make his salary more competitive with the salaries of chief executive officers of comparable companies. His base salary leaves Mr. Huffer slightly below the median base pay level for chief executive officers of similar companies, as determined by the recent survey commissioned from our independent outside compensation consultant. Mr. Huffer met or exceeded all of the financial and non-financial performance targets established at the beginning of fiscal 2002 for determination of his annual incentive bonus award. Accordingly, the Committee awarded Mr. Huffer a bonus of $722,000 under his annual incentive plan. The sum of Mr. Huffer's base salary and annual incentive bonus is in the top quartile of compensation for similar officers in comparable companies as determined by the independent compensation consultant market survey. Prior to fiscal 2002, Mr. Huffer elected to defer 50% of any potential bonus received under the 1987 Partnership Plan (subject to the $100,000 limitation for fiscal 2002). Therefore, the accompanying Summary Compensation Table reflects a cash bonus of $622,000. The deferred portion of Mr. Huffer's bonus, as well as the Company match described above, are reported in the Restricted Stock Award column in that table.

        In fiscal 2002, Mr. Huffer was granted stock options to purchase 80,000 shares of the Company's common stock at $8.60 per share, the fair market value of our common stock on the date of grant. The Committee determined that this grant would be appropriate based on Mr. Huffer's successful performance and the desire of the Committee to provide a total compensation package competitive with chief executive officers of similar companies. This option was granted under the terms of the 1997 Omnibus Stock Incentive Plan. In April 2002, Mr. Huffer was granted stock options to purchase 8,010 shares of our common stock at $12.84 per share, the fair market value of our common stock on the date of grant. This option was granted under the terms of the 1997 Omnibus Stock Incentive Plan. During the second quarter of fiscal 2003, the Committee intends to grant Mr. Huffer an option for approximately 71,990 additional shares at the fair market value of our common stock on the date of grant. This option, if granted, will be granted under the terms of our 1997 Omnibus Stock Incentive Plan or our 2002 Omnibus Stock Incentive Plan, if approved, as determined by the Committee. The Committee determined that these two grants would be appropriate, when combined with the annual bonus targets established for Mr. Huffer for fiscal 2003, to provide Mr. Huffer with the right incentives to lead the Company to achieve necessary improvements in operating and financial performance which the Board is expecting in fiscal 2003. In making these decisions, the Committee took into consideration that Mr. Huffer will only receive benefits from this grant if he achieves significant improvements for the Company, and that Mr. Huffer's total compensation will be competitive with chief executive officers of similar companies.

§162(m) Policy

        The Committee believes that compensation provided to the Company's Chief Executive Officer in fiscal 2002 will exceed $1,000,000, as determined in accordance with Section 162(m) of the U.S. Internal Revenue Code, as a result of the payment in fiscal 2002 of compensation deferred by the Chief Executive Officer in prior fiscal years. Under Section 162(m) of the U.S. Internal Revenue Code, we must meet specified requirements related to Company performance and shareholder approval in order for the Company to fully deduct compensation in excess of $1,000,000 paid to any executive officer named in the Summary Compensation Table. The Committee believes that certain compensation received by the Chief Executive Officer in fiscal 2002 in excess of the $1,000,000 limit will not be fully deductible by the Company. The cost of the lost deduction is not material to the Company. If the Executive Management

Incentive Plan proposed in Item 3 of this Proxy Statement is approved by the shareholders, then the Committee expects that all compensation received by the Chief Executive Officer in fiscal 2003 in excess of the $1,000,000 limit will be fully deductible by the Company. The Committee reserves the right to provide nondeductible compensation if it deems it to be in the best interests of the Company and our shareholders.

        The Committee believes the executive compensation policies and actions reported above reflect decisions which are consistent with the overall beliefs and objectives of the Company.

                      Michael E. Shannon, Chair
                      Bernard P. Aldrich
                      Stephen C. Mitchell
                      Ray C. Richelsen

Summary Compensation Table

        The following table sets forth, with respect to our Chief Executive Officer and our four other most highly compensated executive officers, their cash and non-cash compensation for services to the Company in all capacities for each of the last three fiscal years.

Long-Term Compensation
Annual Compensation
				Restricted Stock Awards ($)(2)	Securities Underlying Option Awards (#)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)			All Other Compensation ($)(3)
Russell Huffer Chairman, President and Chief Executive Officer	2002 2001 2000	575,539 471,346 416,154	622,000 510,000 —	285,330 344,000 —	80,000 125,000 80,000	113,311 48,135 26,463
Michael B. Clauer Executive Vice President and Chief Financial Officer(4)	2002 2001 2000	309,554 78,886 N/A	166,846 34,000 N/A	285,330 116,960 N/A	30,000 50,000 N/A	16,319 9,130 N/A
Joseph T. Deckman Executive Vice President	2002 2001 2000	309,208 289,923 272,731	68,171 189,080 96,026	194,526 344,000 192,052	30,000 30,000 20,000	39,808 24,187 266,415
Larry D. Stordahl Executive Vice President	2002 2001 2000	265,471 248,683 229,558	129,136 149,248 —	285,330 344,000 —	30,000 30,000 20,000	123,528 18,929 5,857
Patricia A. Beithon General Counsel and Secretary(5)	2002 2001 2000	220,281 186,058 70,961	105,016 92,500 20,000	285,330 318,200 —	10,000 10,000 5,000	8,465 4,218 210

(1)
The bonus amounts shown reflect only the cash portion of the annual bonus awarded in each fiscal year. For individuals in the 1987 Partnership Plan, the remaining bonus amounts were deferred and are shown in the Restricted Stock Awards column, as further detailed below in note 2 to this table.

(2)
Restricted stock awards are made pursuant to the 1987 Partnership Plan. Under the Partnership Plan, participants are given the opportunity to voluntarily defer up to 50% of their annual incentive compensation. The deferred amount is invested in shares of our common stock. The purchase price for the shares is the lesser of (a) the fair market value per share at the date of the participant's election to defer and (b) the fair market value per share at the date the participant's incentive compensation award is approved by the Compensation Committee. The Company matches 100% of a participant's deferred amount in the form of restricted stock, awarding the participant that number of shares of restricted stock that is equal to the number of shares purchased with the participant's deferred amount. The individual's deferred amount is vested immediately; however, the shares are held in trust and restricted for a period of not less than five years. The Company's match is vested in equal, annual installments over periods of up to 10 years, as determined by the Compensation

  Committee. All shares issued pursuant to the 1987 Partnership Plan are eligible to receive all declared dividends.

  The value of each executive officer's restricted stock awards, as shown in the Restricted Stock Awards column, is calculated by multiplying the closing market price of our common stock on the respective dates of grant of the restricted stock awards by the number of shares awarded. The dates of grant for fiscal 2002, 2001 and 2000 were April 10, 2002, April 11, 2001 and April 12, 2000, respectively. Because the closing market price of our common stock on the date of grant of the awards may be higher than the actual purchase price for the shares, the value shown in the Restricted Stock Awards column may be higher than the aggregate of the participant's deferred amount and the value of the Company match.

  For each officer listed in the Summary Compensation Table, the total number of restricted shares held in trust pursuant to deferrals and matching awards under the Partnership Plan at the end of fiscal 2002 and the dollar value of those shares as of March 2, 2002, the last day of fiscal 2002, are listed below. The value of the shares is calculated by multiplying the number of shares in each account by the closing price of our common stock on the Nasdaq National Market on March 1, 2002 ($11.30), the last trading day of fiscal 2002.

		Shares Acquired with:
Officer	Years of Participation (#)	Deferred Amount (#)	Company Match (#)	Aggregate Value ($)
Russell Huffer	14	37,866	45,304	748,530
Michael B. Clauer	2	6,918	6,800	123,462
Joseph T. Deckman	5	62,011	51,091	1,017,918
Larry D. Stordahl	3	20,345	20,000	363,105
Patricia A. Beithon	2	18,818	18,500	335,862
(3)
Represents the following amounts paid under (a) our defined contribution pension plan, (b) our 401(k) savings plan and (c) our employee stock purchase plan, which are applicable to executive officers on the same basis as all eligible employees, and (d) contributions and interest related to the Executive Supplemental Plan, which is designed to allocate to executives amounts not eligible for contribution under the qualified plans because of limitations imposed by the Internal Revenue Code: for Mr. Huffer, (a) $6,800, (b) $3,150, (c) $1,560 and (d) $22,019; for Mr. Clauer, (a) $705, (b) $2,040, (c) $780 and (d) $-0-; for Mr. Deckman, (a) $5,100, (b) $2,847, (c) $1,560 and (d) $30,302; for Mr. Stordahl, (a) $5,100, (b) $2,890, (c) $1,560 and (d) $4,433; and for Ms. Beithon, (a) $5,100, (b) $1,805, (c) $1,560 and (d) $-0-. The fiscal 2002 amounts for Messrs. Huffer and Stordahl also include $79,782 and $109,545, respectively, for relocation expenses. The fiscal 2002 and 2001 amounts for Mr. Clauer include $12,794 and $9,130, respectively, for commuting expenses. The fiscal 2000 amount for Mr. Deckman includes a $250,000 payout of a retention incentive following the sale of our Harmon, Ltd. business.

(4)
Mr. Clauer joined us in November 2000.

(5)
Ms. Beithon joined us in September 1999.

Stock Options

        The following tables summarize option grants and exercises during fiscal 2002 to or by the executive officers named in the Summary Compensation Table, and the value of options held by these officers at the end of fiscal 2002. No stock appreciation rights have been granted to, or were held by, any of the named executive officers as of March 2, 2002.

Option Grants in Fiscal 2002

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year
Name				Exercise or Base Price ($/Share)(1)	Expiration Date
						5% ($)	10% ($)
Russell Huffer	80,000	(2)	15.5	8.60	4/11/11	432,676	1,096,493
Michael B. Clauer	30,000	(2)	5.8	8.60	4/11/11	162,254	411,185
Joseph T. Deckman	30,000	(2)	5.8	8.60	4/11/11	162,254	411,185
Larry D. Stordahl	30,000	(2)	5.8	8.60	4/11/11	162,254	411,185
Patricia A. Beithon	10,000	(2)	1.9	8.60	4/11/11	54,085	137,062

(1)
The exercise price for all stock option grants is the fair market value of our common stock on the date of the grant.

(2)
Each of these options was granted on April 11, 2001. Each option vests in equal, annual increments on the first four anniversaries of the date of grant.

Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at March 2, 2002 (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at March 2, 2002 ($) Exercisable/Unexercisable(2)
Russell Huffer	—	—	215,000/225,000	202,734/824,203
Michael B. Clauer	—	—	12,500/67,500	68,594/286,781
Joseph T. Deckman	37,500	313,008	100,000/72,500	0/226,969
Larry D. Stordahl	—	—	40,000/70,000	48,656/226,969
Patricia A. Beithon	—	—	5,000/20,000	23,688/83,125

(1)
The value realized is determined by subtracting the exercise price per share from the fair market value of our common stock on the date of exercise.

(2)
The value of the unexercised options is determined by multiplying the number of shares underlying the options by the difference between the exercise price of the options and the fair market value of our common stock as of March 1, 2002, the last trading day of fiscal 2002 ($11.30 per share).

Equity Compensation Plans

        The following table summarizes, with respect to our equity compensation plans, the number of shares of our common stock to be issued upon exercise of outstanding options, warrants and other rights to acquire shares, the weighted-average exercise price of these outstanding options, warrants and rights and the number of shares remaining available for future issuance under our equity compensation plans as of March 2, 2002.

Plan Category	(a) Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans previously approved by security holders	2,466,879	10.46	1,499,093
Equity compensation plans not previously approved by security holders	None	Not Applicable	Not Applicable
Total	2,466,879	10.46	1,499,093

Executive Retirement Plan

        We adopted our Officer's Supplemental Executive Retirement Plan, or "SERP," effective for the calendar year 1998. The SERP is a non-qualified retirement compensation plan. Federal laws limit the amount of compensation that we may consider when determining benefits payable under tax-qualified retirement plans. The SERP was approved in order to provide additional retirement benefits to selected officers and management employees in excess of the benefits that can and are being provided under our other tax-qualified and non-qualified retirement plans for the purpose of providing an incentive to remain with the Company. The SERP provides for payment of monthly benefits at "normal retirement date" (age 65). The benefits are determined by multiplying (a) two percent of the participant's average monthly compensation by (b) the participant's credited years of service to the Company, which amount is offset by Social Security benefits and benefits to be received by the participant under defined contribution pension plans from contributions made by the Company. For purposes of this calculation, the maximum number of years of service that will be credited to any participant is 20 years. The SERP is an unfunded obligation of the Company, and participants in the SERP are unsecured creditors of the Company.

        The following table shows estimated annual benefits payable to participants under the SERP upon reaching normal retirement age. The benefits in this table are computed as a single life annuity starting on the first day of the calendar month following the month in which the participant would attain age 65, offset by the estimated sum of the annuity value of Company contributions to the defined contribution plans and the Executive Supplemental Plan (described below) and the participant's Social Security benefits.

	Estimated Annual Benefits Based on Credited Years of Service Indicated ($) (2)(3)
Final Average Compensation ($) (1)
	10	20
200,000	11,000	33,000
400,000	40,000	85,000
600,000	69,000	137,000
800,000	98,000	189,000
1,000,000	128,000	241,000
1,200,000	157,000	294,000
1,400,000	186,000	346,000
1,600,000	215,000	398,000
1,800,000	244,000	450,000

(1)
Final average annual compensation is determined under the SERP by averaging a participant's five highest consecutive, completed calendar years of annual compensation (including salary, bonus and other compensation as reported on a Form W-2) during the last 10 years of employment. If the participant has less than five consecutive, completed calendar years of service, then the benefits will be based on final average monthly compensation, which will be determined by dividing (a) the participant's aggregate compensation for all of the participant's consecutive, completed years of service by (b) the number of months in the consecutive, completed years of service.

(2)
The executive officers named in the Summary Compensation Table have credited years of service under the SERP as follows: Russell Huffer, 15 years; Michael B. Clauer, one year; Joseph T. Deckman, seven years; Larry D. Stordahl, three years; and Patricia A. Beithon, two years.

(3)
The table is applicable for participants joining the Company at or after the SERP's inception in 1998. The table does not properly reflect amounts for participants who were employees of the Company prior to the SERP's inception.

Restoration Plan

        We adopted our Executive Supplemental Plan, which we refer to as the "Restoration Plan," effective for calendar year 1998. The Restoration Plan is a non-qualified retirement plan. It was approved in order to provide additional retirement benefits to executive and senior officers in excess of benefits that can and are being provided under our other tax-qualified retirement plans for the purpose of providing an incentive to remain with the Company. The Restoration Plan provides benefits to selected individuals whose contributions to the tax-qualified retirement plans are restricted by the Internal Revenue Code. The Internal Revenue Code limits compensation that may be considered for qualified pension plan purposes. The Restoration Plan is designed to provide participants with retirement benefits on a non-qualified basis, so that the total Company-provided retirement benefits under our tax-qualified retirement plans and the Restoration Plan will be equal to the benefits participants would have received under our tax-qualified retirement and deferred compensation plans if the limitations of the Code did not apply and if the definition of compensation in the defined contribution pension plan included incentive compensation. The Restoration Plan is an unfunded obligation of the Company, and participants are unsecured creditors of the Company.

Employment Agreements, Change in Control Arrangements

        Each of the executive officers named in the Summary Compensation Table is a party to a severance agreement with the Company designed to retain the executive and provide for continuity of management in the event of an actual or threatened change in control of the Company (as "change in control" is defined in the agreements). The agreements provide that, in the event of a change in control, each executive would have specific rights and receive specified benefits if the executive is terminated without cause or the executive voluntarily terminates his or her employment for "good reason" (as defined in the agreements), within two years after the change in control, or if the executive voluntarily terminates his or her employment for any reason during the thirteenth month following a change in control. In these circumstances, the executive will receive a severance payment equal to two times the executive's annual salary plus the executive's targeted annual bonus (as calculated under the terms of the agreements). Options granted under our 1987 Stock Option Plan and 1997 Omnibus Stock Incentive Plan, and agreements relating to the Company match under our 1987 Partnership Plan, also provide for payment or immediate vesting of awards in the event of a change in control of the Company.

        We also have entered into a consulting agreement with Mr. Goldfus and, until July 1, 2001, were party to a consulting agreement with Mr. Martineau, as described above in "Compensation of Directors."

Certain Transactions

        In the ordinary course of business, the Company and our subsidiaries enter into transactions with other business entities in which one or more of our directors and nominees for director may serve as executive officers, partners or shareholders. The terms of all such transactions were negotiated at arms' length and resulted in terms as fair to the Company and our subsidiaries as could have been obtained from third parties, and none of our directors or nominees for director has a material interest in any such transaction.

COMPARATIVE STOCK PERFORMANCE

        The line graph below compares the cumulative total shareholder return on our common stock for the last five fiscal years with cumulative total return on the S&P Small Cap 600 and the peer group index described below. This graph assumes a $100 investment in each of the Company, the S&P Small Cap 600 and the peer group composite index at the close of trading on March 2, 1997, and also assumes the reinvestment of all dividends.

Comparative Stock Performance
Comparison of Five-Year Cumulative Total Return
March 3, 1997 to March 2, 2002

        For the fiscal year ended March 2, 2002, our primary business activities included architectural glass products and services (approximately 60% of net sales), large-scale optical technologies (approximately 8% of net sales) and automotive replacement glass and services (approximately 32% of net sales). We are not aware of any competitors, public or private, that are similar to us in size and scope of business activities. Most of our direct competitors are either privately owned or divisions of larger, publicly owned companies.

        The peer group represented in the line graph above consists of all public companies with market capitalization of $500 million or less as of March 2, 2002 that are known by us to be engaged in some aspect of glass and/or aluminum products or services for construction and/or automotive end markets. The companies included in this peer group are Butler Manufacturing Corporation, Donnelly Corporation, International Aluminum Corporation and Southwall Technologies. Prior to fiscal 2002, SunSource, Inc. (previously Sun Distributors) had been included in our peer group. SunSource, Inc. has been removed due to the fact that it was acquired by another company during our fiscal year ended March 2, 2002 and is no longer a public reporting company.

Item 2: APPROVAL OF THE APOGEE ENTERPRISES, INC.
2002 OMNIBUS STOCK INCENTIVE PLAN

Reasons for Approval and Vote Required

        On April 11, 2002, the Board of Directors adopted the Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan (or "Plan"), subject to approval by the shareholders of the Company. The purpose of the Plan is to aid in attracting and retaining management personnel and non-employee directors capable of providing strategic direction to the Company and assuring our future success, to offer these individuals and other employees incentives to put forth maximum efforts for the success of our business and to afford them an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with those of our shareholders.

        The Plan authorizes the grant of stock options and several other types of stock-based awards. The Board of Directors believes that stock options and other stock-based awards have been, and will continue to be, a very important factor in attracting and retaining talented employees and non-employee directors. In addition, the Board of Directors believes that because stock-based compensation aligns the interests of our employees and non-employee directors with the interests of our shareholders, we should encourage our employees and directors to own equity in the Company. Stock incentive awards enhance shareholder value by increasing our employees' loyalty to the Company and providing increased motivation for them to contribute to our future success.

        If the Plan is approved by shareholders, no future grants of awards will be made under our 1997 Omnibus Stock Incentive Plan other than grants of incentive stock options, which may be made only to eligible participants who are part-time or full-time employees of the Company or our subsidiaries, until all shares available for granting incentive stock options under the 1997 Omnibus Stock Incentive Plan are exhausted. As of April 24, 2002, 249,359 shares were available for granting future awards of incentive stock options under that plan.

        Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present in person or by proxy and entitled to vote at the annual meeting.

Summary of the Plan

        The following summary describes the material terms of the Plan. A copy of the Plan is attached to this proxy statement as Exhibit A. You should refer to Exhibit A for all the terms of the Plan.

        Shares Authorized.    The Plan will authorize the issuance of an aggregate of 1,800,000 shares of our common stock. Not more than 1,440,000 shares will be available for granting incentive stock options under the Plan, and not more than 360,000 shares will be available for granting restricted stock, restricted stock units and performance awards under the Plan. The total number of shares authorized for issuance under the Plan represent 6.4% of the shares of our common stock issued and outstanding on April 24, 2002. The closing price per share of our common stock on April 24, 2002, as reported on the Nasdaq National Market System, was $13.44.

        If any shares of common stock subject to an award under the Plan or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares, those shares will be available for granting future awards under the Plan. In addition, if any shares are delivered to the Company by a Plan participant as payment of the purchase price relating to an award or to pay the participant's tax withholding obligations, then only the number of shares issued net of the shares tendered to the Company will be deemed issued for purposes of determining the maximum number of shares available for granting of future awards (other than incentive stock options) under the Plan.

        Eligibility.    Any employee, officer, director, consultant or independent contractor providing services to the Company or any of our affiliates is eligible to receive awards under the Plan. However, non-employee directors may be granted awards under the Plan only in limited circumstances described below under "Non-Employee Director Awards." As of April 24, 2002, approximately 5,300 employees were eligible to participate in the Plan.

        Plan Administration.    The Plan will be administered by a committee of our Board of Directors composed of a number of directors that is no less than the number required to permit stock options granted under the Plan to qualify under Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). Currently, these provisions require that at least two directors serve on the committee. Each director serving on the committee must be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m).

        The committee will have the authority to establish rules for the administration of the Plan, to select the individuals to whom awards are granted, to determine the types of awards to be granted and the number of shares of common stock covered by the awards, and to set the vesting and other terms and conditions of awards. The committee may accelerate the vesting of awards. The committee also has the authority to determine whether the payment of any amounts received under any award may be deferred for federal income tax purposes.

        The committee may delegate to one or more officers who are also directors of the Company or any of our affiliates the right to grant awards under the Plan with respect to individuals who are not subject to Section 16(b) of the Exchange Act or in a manner that would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

        Types and Terms of Awards.    The Plan will permit the granting of (a) stock options, including "incentive stock options" meeting the requirements of Section 422 of the Code, and "non-qualified stock options" that do not meet such requirements, (b) stock appreciation rights, or "SARs," (c) restricted stock and restricted stock units, (d) performance awards and (e) other awards valued in whole or in part by reference to or otherwise based upon our common stock ("other stock-based awards"). Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of common stock, cash or any combination thereof, as the committee determines.

        The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security that may be purchased under any other stock-based award will not be less than 100% of the fair market value of our common stock on the date of grant. Awards granted under the Plan may not have a term longer than 10 years. No person may be granted any award or awards under the Plan, the value of which is based solely on an increase in the value of our common stock after the date of grant, for more than 500,000 shares of common stock in the aggregate in any calendar year.

        Stock Options.    Options may be exercised by payment of the exercise price, either in cash or, at the discretion of the committee, in whole or in part by tendering previously owned shares of our common stock or other consideration having a fair market value on the date of exercise equal to the exercise price. Determinations of fair market value under the Plan will be made in accordance with methods and procedures established by the committee. If not otherwise determined by the committee, the fair market value of the common stock on a given date will be the closing price of the common stock as reported by the Nasdaq National Market on that date or, if the Nasdaq National Market is not open for trading on that date, on the next date when it is open for trading.

        The Plan provides that the committee may grant "reload" options, either separately or together with another option. Pursuant to a reload option, a participant who exercises an option by tendering shares of our common stock (or who pays the amount of tax required to be withheld upon such exercise by tendering shares), would be granted a new option, having an exercise price equal to the fair market value on the date of grant of the reload option, to purchase a number of shares not exceeding the number of shares tendered to exercise the option and pay withholding taxes. The term of the reload option may not be longer than the remaining term of the original option. Only one reload option may be granted with respect to any option granted under the Plan.

        SARs.    The holder of an SAR will be entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the committee so determines, as of any time during a specified period before or after the exercise date) of a specified number of shares over the grant price of the SAR.

        Restricted Stock and Restricted Stock Units.    Holders of restricted stock units will have the right, subject to any restrictions imposed by the committee, to receive shares of common stock (or a cash payment equal to the fair market value of the shares) at some future date. The holder of restricted stock may have all of the rights of our shareholders (including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect to the stock), or these rights may be restricted. Restricted stock may not be transferred by the holder until the restrictions established by the committee have lapsed. Upon termination of the holder's employment during the restriction period, restricted stock and restricted stock units are forfeited, unless the committee determines otherwise.

        Performance Awards.    Performance awards will provide their holders the right to receive payments, in whole or in part, upon the achievement of goals established by the committee during performance periods established by the committee. A performance award granted under the Plan may be denominated or payable in cash, shares of common stock or restricted stock, restricted stock units, other securities, other awards or other property.

        Other Stock-Based Awards.    The committee also is authorized to grant other types of awards that are denominated or payable in or otherwise related to our common stock. The Plan provides that the committee shall establish the terms and conditions of such awards.

        Non-Employee Director Awards.    If the Plan is approved by the shareholders, future grants of stock options to non-employee directors will be made only under the Plan, and no additional awards will be granted to non-employee directors under our 1997 Omnibus Stock Incentive Plan. Non-employee directors may not be granted any awards under the Plan other than stock options granted under the terms and conditions described below, and the authority of the committee with respect to granting awards to non-employee directors will be limited to ministerial and non-discretionary matters.

        Under the Plan, commencing with the 2002 Annual Meeting of Shareholders, each non-employee director automatically will be granted an option to purchase 4,000 shares of our common stock on the date of the non-employee director's election or reelection to the Board of Directors and on the date of each other annual meeting of shareholders as to which the non-employee director is in office, so long as the director's term of office as a director is not expiring on that date. In addition to this automatic fixed option grant, each non-employee director will be granted an additional option to purchase a number of shares of our common stock such that, when combined with the fixed grant, the total number of shares subject to the two options will equal an amount of shares that will provide the non-employee director with dollar-denominated, equity-based compensation equal to the dollar-denominated, equity-based compensation received by non-employee directors in the fiftieth percentile of a comparator group of public companies selected by the committee with the assistance of an independent consulting firm expert in such matters. The comparator group will be reviewed by the committee on an annual basis. For purposes of determining the number of options to be granted, each option will be valued at 33% of the fair market value of one share of our common stock as of the date of grant of the option.

        As an example, assuming the dollar-denominated, equity-based compensation received by non-employee directors in the fiftieth percentile of the comparator group is $40,000 and the fair market value of our common stock on the date of the annual meeting of shareholders is $13.00, then:

  •
  the value of each option share would equal $4.29 (determined by multiplying $13.00 by 33%);

  •
  options to purchase an aggregate of 9,324 shares of our common stock (determined by dividing $40,000 by $4.29) would be granted by each non-employee director at the annual meeting, in the form of a fixed option to purchase 4,000 shares and an additional option to purchase 5,324 shares (determined by subtracting 4,000 from 9,324); and

  •
  each option would have an exercise price of $13.00 per share (the fair market value of the common stock on the date of the annual meeting).

Notwithstanding the foregoing, under the Plan, non-employee directors may not be granted options to purchase more than 10,000 shares of our common stock, in the aggregate, in any fiscal year.

        Stock options granted to non-employee directors will have an exercise price equal to 100% of the fair market value of our common stock on the date of grant. All stock options granted to non-employee directors will be non-qualified stock options, will become exercisable in full six months after the date of grant, and will terminate on the tenth anniversary of the date of grant. The options will be subject to all other terms and conditions set forth in the Plan and in the form of non-qualified stock option agreement used by the Company from time to time.

        Transferability.    In general, no award and no right under any award granted under the Stock Plan will be transferable by its recipient otherwise than by will or by the laws of descent and distribution.

        Withholding Obligations.    Under the Plan, the committee may permit participants receiving or exercising awards to surrender previously owned shares of our common stock to satisfy federal, state or local withholding tax obligations.

        Adjustments; No Option Repricing.    In the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction affecting the shares of common stock, the committee will, if deemed appropriate in order to prevent the diminution or enlargement of any benefits resulting from an award under the Plan, adjust the number of shares subject to the award and the exercise price and other provisions of the award. Except for these adjustments, no option may be amended to reduce its initial exercise price, and no option may be canceled and replaced with an option or options having a lower exercise price.

        Amendments.    The Board of Directors may amend, alter or discontinue the Plan at any time. However, shareholder approval must be obtained for any amendment that requires the approval of shareholders under any rules or regulations of the Nasdaq National Market or any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company, or that would cause the Company to be unable to grant incentive stock options under the Plan, or that would cause Rule 16b-3 of the Exchange Act or Section 162(m) of the Code to become unavailable with respect to the Plan.

        Effective Date; Term.    The Plan will become effective immediately upon approval by our shareholders. Awards under the Plan will only be granted during a 10-year period beginning on the effective date of the Plan. However, any award granted may extend beyond this 10-year period.

Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Plan.

        Options and SARs.    The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that an alternative minimum tax and possibly a payroll tax liability may result), and the Company will not be entitled to a tax deduction when an incentive stock option is exercised but may incur a payroll tax liability.

        Upon exercising a non-qualified stock option, the optionholder must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon the exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income, and are deductible by the Company.

        The tax consequence to an optionholder upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired under an option. However, the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

        Other Awards.    For other awards granted under the Plan that are payable in cash or shares of common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of common stock by the holder of the award. In this case, the Company will be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

        For an award that is payable in shares of common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of common stock by the holder. In this case, the Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount is deductible.

        Special Rules.    Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Recommendation

        The Board of Directors recommends that you vote FOR the proposal to approve the Plan. Proxies will be voted FOR the proposal unless otherwise specified.

Item 3: APPROVAL OF THE APOGEE ENTERPRISES, INC.
EXECUTIVE MANAGEMENT INCENTIVE PLAN

Reasons for Approval and Vote Required

        Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the amount that we are allowed each year to deduct for the compensation paid to our Chief Executive Officer and our other four most highly compensated executive officers. However, qualified "performance-based compensation" is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied:

  •
  payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more "outside directors";

  •
  the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount that may be paid to any participant with respect to any performance period, must be approved by a majority of the vote of shareholders in a separate shareholder vote; and

  •
  the committee administering the plan must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

        On April 11, 2002, the Board of Directors adopted the Apogee Enterprises, Inc. Executive Management Incentive Plan (or "Executive MIP"), subject to approval by the shareholders. The Executive MIP is designed to provide a competitive incentive compensation opportunity in order to attract and retain key executives. The Company is seeking shareholder approval of the Executive MIP in order to qualify compensation paid under the Executive MIP as "performance-based compensation," as defined in Section 162(m) of the Code. The Executive MIP is intended to provide the executive officers of the Company with a direct financial incentive to make significant contributions to the achievement of the annual strategic and financial goals of the Company. The Executive MIP is designed to reward participants only if specific, objective, predetermined performance goals are achieved during a fiscal year.

        If the Executive MIP is approved by the shareholders, all payments under the Executive MIP will be deductible under Section 162(m) of the Code for the next five fiscal years. The Board of Directors recommends that you vote in favor of this proposal in order to maximize the tax benefits available to the Company under the Code. If the proposal is not approved, no awards will be made under the Executive MIP.

        Approval of the Executive MIP requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting.

Summary of the Plan

        The following summary describes the material terms of the Executive MIP. A copy of the Executive MIP is attached to this proxy statement as Exhibit B. You should refer to Exhibit B for all the terms of the Executive MIP.

        Eligibility.    Participation in the Executive MIP is limited to our executive officers. As of the date of this Proxy Statement, we had a total of seven executive officers. The Compensation Committee of the Board of Directors will have discretion to include or exclude any particular executive officer in the Executive MIP.

        Administration.    The Executive MIP is administered by the Compensation Committee, which consists solely of two or more "outside directors" within the meaning of Section 162(m) of the Code. The Compensation Committee has the authority to determine the amount of bonuses under the Executive MIP and to establish the terms and conditions of the bonus awards. The Compensation Committee also has the authority to establish rules for the administration of the Executive MIP, and its determinations and interpretations are binding on all interested parties. Under the Executive MIP, the Compensation Committee is required to certify that the applicable performance goals have been met prior to payment of any bonuses to participants.

        Determination of Bonus Amount; Maximum Bonus.    The Executive MIP will entitle each participant to receive a bonus payment after the end of a fiscal year if the applicable performance goals to payment of the bonus have been satisfied. Bonuses are payable solely in the form of cash or stock. Participants will be entitled to elect to defer part or all of an annual bonus payment under the Company's deferred compensation plans.

        The right to receive a bonus will be determined solely based on the attainment of one or more specific, objective, predetermined performance goals selected by the Compensation Committee no later than 90 days after the beginning of a fiscal year. The annual performance goals may apply to the individual executive officer, an identifiable business unit of the Company, the Company as a whole, or any combination thereof. The performance goals will be based solely on one or more of the following business criteria:

  •
  earnings (whether before or after taxes);

  •
  cash flow (including free cash flow and cash flow from operating, investing or financing activities or any combination of these measures);

  •
  earnings per share (basic or diluted); and

  •
  total shareholder return or profitability, or both, as measured by any one or more of the following accounting ratios: return on revenue, return on assets, return on equity, return on invested capital and return on investments.

        For the Company's Chief Executive Officer, the target and potential range of annual bonus award will be between zero and 150% of the Chief Executive Officer's annual base compensation. For the Company's executive vice presidents, chief financial officer and general counsel, the target and potential range will be between zero and 100% of the participant's annual base compensation. For other participants, the Compensation Committee will establish targets and ranges at its discretion. The maximum bonus that may be paid to any participant pursuant to the Executive MIP in any fiscal year may not exceed $1,500,000. The Compensation Committee has complete discretionary authority to reduce the amount of a bonus that otherwise would be payable to any participant under the Executive MIP.

        2003 Executive MIP Bonuses.    The amount of the bonuses to be received by eligible participants for fiscal 2003 are not determinable at this time because the bonus amounts payable, if any, will depend upon achievement of the fiscal 2003 performance goals established by the Compensation Committee. Because the performance objectives may vary from year to year and we have no assurance that the Compensation Committee would have selected the same objectives for fiscal 2002 as it may select for fiscal 2003, the amounts of any bonuses that would have been payable to eligible participants had the Executive MIP been in effect for fiscal 2002 also are indeterminable.

        Term; Amendment; Termination.    If approved by our shareholders, the Executive MIP will be deemed effective as of March 3, 2002, the first day of fiscal 2003. However, no payments will be made under the Plan until after shareholder approval is obtained. The Compensation Committee may amend, alter or discontinue the Executive MIP at any time in its sole discretion, except that, without approval of the shareholders of the Company, the Committee may not make any amendments or other modifications that, absent approval of the shareholders, would cause any compensation paid pursuant to any award under the Executive MIP no longer to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. The Executive MIP will terminate by its terms on March 3, 2007, and no annual bonus awards may be granted under the Executive MIP after that date.

Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to bonuses that may be paid under the Executive MIP.

        No taxable income should result for any participant at the time the annual performance criteria and formula for determining potential bonus amounts are determined. Bonus payments made to the participants after achievement of the annual performance goals set forth in the agreement will be taxable to the participant as ordinary income. Subject to general tax law considerations concerning reasonable compensation, and assuming that compensation paid under the Executive MIP will qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Company will be entitled to a tax deduction for that same amount at the time a participant recognizes ordinary income.

Recommendation

        The Board of Directors recommends that you vote FOR the proposal to approve the Executive MIP. Proxies will be voted FOR the proposal unless otherwise specified.

Item 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        On April 11, 2002, we determined not to re-engage our independent auditors, Arthur Andersen LLP, and to appoint Deloitte & Touche LLP as our new independent auditors (subject to the completion of their customary new client acceptance procedures which have now been completed). Such dismissal was effective upon completion of the audit of our consolidated financial statements for our fiscal year ended March 2, 2002. The decision not to re-engage Arthur Andersen and to retain Deloitte & Touche LLP was approved by our Board of Directors upon the recommendation of our Audit Committee. While it is not required to do so, the Board of Directors is submitting the selection of Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending March 1, 2003 for ratification in order to ascertain the views of the shareholders on this appointment. If the selection is not ratified, the Board of Directors will reconsider its selection. Ratification of the selection will require the affirmative vote of a majority of the shares of our common stock represented in person or by proxy and entitled to vote at the annual meeting.

        The reports of Arthur Andersen LLP on the financial statements of the Company for the past two fiscal years ended March 2, 2002 and March 3, 2001 do not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through April 11, 2002, (a) there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years, and (b) we believe that during the two most recent fiscal years and through April 11, 2002, there have been no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

        We have not, during the Company's two most recent fiscal years or the interim period through April 11, 2002, consulted with Deloitte & Touche LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written opinion was provided to us or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues, or (2) any matter that was either the subject of a disagreement with Arthur Andersen LLP or a reportable event.

        We reported the change in accountants on a Form 8-K filed with the Securities and Exchange Commission on April 18, 2002. The Form 8-K contained a letter from Arthur Andersen LLP, addressed to the Securities and Exchange Commission, stating that it agreed with the comments in clause (a) above and was not in a position to agree or disagree with the comments in the remainder of the above statements.

        A representative of Arthur Andersen LLP will be present at the annual meeting and will be afforded the opportunity to make a statement and respond to questions. We anticipate that a representative of Deloitte & Touche LLP will also be present at the annual meeting.

Recommendation

        The Board of Directors recommend that you vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 1, 2003. Proxies will be voted FOR the proposal unless otherwise specified.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed of four outside directors, each of whom is able to understand fundamental financial statements and at least one of whom has past experience in accounting or related financial management experience. The members of the Audit Committee are Ms. Grogan and Messrs. Aldrich, Hammerly and Horner.

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended March 2, 2002.

        In connection with the Company's consolidated financial statements for the fiscal year ended March 2, 2002, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements and the fair and complete presentation of the Company's results with management and representatives of Arthur Andersen LLP, the Company's independent auditors for fiscal 2002;

  •
  discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

  •
  received from Arthur Andersen LLP the disclosures regarding Arthur Andersen LLP's independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed the independence of Arthur Andersen LLP with representatives of Arthur Andersen LLP; and

  •
  considered whether Arthur Andersen LLP's provision of other non-audit services to the Company is compatible with the auditors' independence.

        Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 2, 2002 for filing with the Securities and Exchange Commission.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

Audit Fees, Financial Information Systems Design and Implementation Fees, and All Other Fees

        The following table presents fees for professional audit services provided by Arthur Andersen LLP for the audit of the Company's consolidated financial statement for the year ended March 2, 2002, and fees billed for other services rendered by Arthur Andersen LLP.

Audit fees, excluding audited related services	$285,000

Financial information systems design and implementation services	-0-

All other fees:
Audit related fees:
Internal audit services	$429,000
Statutory audit, benefit plans and other audit fees	113,000
Non-audit related fees(1)
Research and development expense tax consulting	237,096
Miscellaneous tax compliance and tax consulting	255,370

Total all other fees	$1,034,000

(1)
Non-audit-related fees include primarily fees for tax compliance and tax consulting.

        The Audit Committee, after a review and discussion with Arthur Andersen LLP of the preceding information, determined that the provision of these services was compatible with maintaining Arthur Andersen LLP's independence.

        The Company has elected to discontinue using Arthur Andersen LLP for audit services and has decided that the Company, in the future, will have two different accounting firms audit our annual financial statements and provide internal audit services, respectively. The Company has retained Deloitte & Touche LLP to provide audit services with respect to the Company's annual financial statements, as described in Item 3 of this proxy statement, and PricewaterhouseCoopers LLP to provide internal audit services, with the transition of the internal audit work to occur in the second quarter of fiscal 2003.

                      Barbara B. Grogan, Chair
                      Bernard P. Aldrich
                      Harry A. Hammerly
                      J. Patrick Horner

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

        Any shareholder wishing to have a proposal considered for submission at the 2003 Annual Meeting of Shareholders must submit the proposal in writing to the Secretary of the Company at the address indicated above in accordance with all applicable rules and regulations of the Securities and Exchange Commission no later than January 8, 2003.

        Under our Bylaws, a shareholder proposal not included in our proxy statement for the 2003 Annual Meeting of Shareholders is untimely and may not be presented in any manner at the 2003 Annual Meeting of Shareholders unless the shareholder wishing to make the proposal follows the notice procedures set forth in our Bylaws, including delivering notice of the proposal in writing to the Secretary of the Company at the address indicated on the first page of this proxy statement not later than February 18, 2003.

ANNUAL REPORT TO SHAREHOLDERS

        The Company's Annual Report to Shareholders for the fiscal year ended March 2, 2002 is being mailed with this proxy statement. Shareholders who wish to obtain a copy of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission, for the fiscal year ended March 2, 2002, may do so without charge by contacting the Company through one of the following methods:

Internet:	www.apog.com
E-mail:	IR@apog.com
Telephone:	(952) 896-2422
Fax:	(952) 896-2400
Mail:	Investor Relations Apogee Enterprises, Inc. 7900 Xerxes Avenue South, Suite 1800 Minneapolis, Minnesota 55431-1159

OTHER MATTERS

        Management does not intend to present any matters at the meeting other than those disclosed in this proxy statement, and we are not presently aware of any matter that may be presented at the meeting by others. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on those matters in accordance with their best judgment.

                      By Order of the Board of Directors,

                      Patricia A. Beithon
                      General Counsel and Secretary

Dated: May 8, 2002

EXHIBIT A

APOGEE ENTERPRISES, INC.
2002 OMNIBUS STOCK INCENTIVE PLAN

Section 1. Purpose.

        The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining management personnel and Non-Employee Directors capable of providing strategic direction to, and assuring the future success of, the Company, to offer such personnel and directors and other employees, as determined by the Committee from time to time, incentives to put forth maximum efforts for the success of the Company's business and an opportunity to acquire a proprietary interest in the Company, thereby aligning the interests of such personnel and directors with the Company's shareholders.

Section 2. Definitions.

        As used in the Plan, the following terms shall have the meanings set forth below:

                (a)  "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

                (b)  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award granted under the Plan.

                (c)  "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

                (d)  "Board of Directors" shall mean the Board of Directors of the Company.

                (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

                (f)    "Committee" shall mean a committee of the Board of Directors designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3. Each member of the Committee shall be a "nonemployee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall be the Compensation Committee of the Board of Directors, until such time as the Board of Directors designates another committee to act as the Committee.

                (g)  "Company" shall mean Apogee Enterprises, Inc., a Minnesota corporation, and any successor corporation.

                (h)  "Director" shall mean a member of the Board of Directors.

                (i)    "Eligible Person" shall mean any employee, officer, Director, consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. Except as otherwise set forth in Section 7 of the Plan, a Non-Employee Director shall not be an Eligible Person.

                (j)    "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

                (k)  "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the NASDAQ National

Market on such date or, if such Market is not open for trading on such date, on the day closest to such date when such Market is open for trading.

                (l)    "Fixed Grant" shall mean the grant of an annual, 4,000 Share Option to each Non-Employee Director pursuant to Section 7(b) of the Plan.

                (m)  "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

                (n)  "Non-Employee Director" shall mean a director who is not also an employee of the Company or an Affiliate.

                (o)  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option, including a Reload Option and all Options granted pursuant to Section 7 of the Plan.

                (p)  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                (q)  "Other Stock-Based Award" shall mean any right granted under Section 6(e) of the Plan.

                (r)  "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

                (s)  "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

                (t)    "Person" shall mean any individual, corporation, partnership, association or trust.

                (u)  "Plan" shall mean this Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan, as amended from time to time.

                (v)  "Reload Option" shall mean a Non-Qualified Stock Option granted under Section 6(a)(iv) of the Plan.

                (w)  "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

                (x)  "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

                (y)  "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

                (z)  "Shares" shall mean shares of Common Stock, $.33 1/3 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

                (aa) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

                (bb) "Variable Grant" shall mean the grant of an annual, variable Share Option to each Non-Employee Director pursuant to Section 7(b) of the Plan.

                (cc) "1997 Plan" shall mean the Apogee Enterprises, Inc. 1997 Omnibus Stock Incentive Plan, as amended from time to time.

Section 3. Administration.

        (a)    Power and Authority of the Committee.    The Plan shall be administered by the Committee; provided, however, that Section 7 of the Plan shall not be administered by the Committee but rather by the Board of Directors subject to the provisions and restrictions of Section 7. Subject to the express provisions of the Plan and to applicable law, and except with respect to Section 7 of the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

        (b)    Delegation.    The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

        (c)    Power and Authority of the Board of Directors.    Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan with regard to any Person who is not an officer or director of the Company or any Affiliate who is subject to Section 16 of the Exchange Act.

Section 4. Shares Available for Awards.

        (a)    Shares Available.    Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 1,800,000 Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

        (b)    Accounting for Awards.    For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, including Shares tendered in connection with the exercise of a Reload Option, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan.

        (c)    Adjustments.    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

        (d)    Incentive Stock Options Limitations.    The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,440,000 Shares, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provision.

        (e)    Restricted Stock, Restricted Stock Units and Performance Award Limitations.    The number of Shares available for granting Restricted Stock, Restricted Stock Units and Performance Awards under the Plan shall not exceed 360,000 Shares, subject to adjustment as provided in the Plan.

        (f)    Non-Employee Director Award Limitations.    No Non-Employee Director may be granted any Award or Awards under the Plan for more than 10,000 Shares in the aggregate in any calendar year.

        (g)    General Award Limitations.    No Eligible Person may be granted any Award or Awards under the Plan, the value of which Awards is based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 500,000 Shares in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

        Any Eligible Person, including any Eligible Person who is an officer or Director of the Company (but not a Non-Employee Director) or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision. Non-Employee Directors shall be eligible to receive Awards of Non-Qualified Stock Options under the Plan only as provided in Section 7 of the Plan.

Section 6. Awards.

        (a)    Options.    The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i)    Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii)    Option Term.    The term of each Option shall be fixed by the Committee; provided that, under all circumstances, no Option shall be granted for a term in excess of 10 years.

          (iii)    Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iv)    Reload Options.    The Committee may grant Options ("Reload Options"), separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted Option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted Option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the Option to which such Reload Option relates pursuant to the relevant provisions of the Plan or agreement relating to such Option. Reload Options may be granted with respect to Options previously granted under the Plan or may be granted in connection with any Option granted under the Plan at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the Reload Option, and shall have a term not to exceed the remaining term of the Option with respect to which the Reload Option was granted. Reload Options may granted only with respect to Non-Qualified Stock Options. No Reload Option may be granted with respect to the exercise of any other Reload Option under this Plan. Reload Options may be granted only to Participants who are Eligible Persons on the date of grant of a Reload Option. No Reload Option may be exercised less than six months after the date of grant of such Reload Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

        (b)    Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

        (c)    Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i)    Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii)    Stock Certificates.    Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the

  Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

          (iii)    Forfeiture; Delivery of Shares.    Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

        (d)    Performance Awards.    The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

        (e)    Other Stock-Based Awards.    The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

        (f)    General.    Except as otherwise specified with respect to Awards to Non-Employee Directors pursuant to Section 7 of the Plan:

          (i)    No Cash Consideration for Awards.    Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii)    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii)    Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

          (iv)    Limits on Transfer of Awards.    No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided that, under all circumstances, no Award shall be granted for a term in excess of 10 years from the date of grant.

          (vi)    Restrictions; Securities Exchange Listing.    All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

          (vii)    Prohibition on Option Repricing.    Except as provided in Section 4(c) hereof, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price.

          (viii)    Transfers of Participants to Non-Affiliates.    Except as may otherwise be provided by the Committee, in the event that a Participant's employment with the Company or an Affiliate is terminated through the transfer of employment of such Participant to an entity which the Committee has determined is not an Affiliate, the Award Agreement shall provide that: (i) all Awards that are not vested on the date of such transfer shall immediately be forfeited, and (ii) all Awards that are vested on such date may be exercised for a period not to exceed three months after such date.

Section 7. Awards to Non-Employee Directors.

        (a)    Eligibility.    If the Plan is approved by the shareholders of the Company at the 2002 Annual Meeting of Shareholders, Options shall be granted automatically under the plan to each Non-Employee Director under the terms and conditions contained in this Section 7. The authority of the Committee under this Section 7 shall be limited to ministerial and non-discretionary matters. Notwithstanding anything to the contrary in the 1997 Plan, if the Plan is approved by the Company's shareholders, no further automatic grants of options shall be made to Non-Employee Directors under the 1997 Plan, and all such grants to Non-Employee Directors shall be made solely under the Plan.

        (b)    Annual Fixed and Variable Option Grants.    Each Non-Employee Director shall be granted an Option to purchase 4,000 Shares (the "Fixed Grant") (i) on the date of such Non-Employee Director's election or reelection to the Board of Directors and (ii) on the date of each other annual meeting of shareholders as to which such Non-Employee Director is in office and whose term of office as a director is not expiring on such date, in each case, commencing with the 2002 Annual Meeting of Shareholders. In addition to the Fixed Grant, on the same date as the Fixed Grant is made, each Non-Employee Director shall also be granted an additional Option (the "Variable Grant") to purchase a number of Shares such that, when combined with the Fixed Grant, the total number of Shares subject to the two Options shall equal an amount of Shares that will provide the Non-Employee Director with dollar-denominated, equity-based compensation equal to the dollar-denominated, equity-based compensation received by non-employee directors in the fiftieth percentile of a comparator group of public companies selected by the Committee (the "Comparator Group") with the assistance of an independent consulting firm expert in such matters (the "Consultant"), and reviewed with the Committee on an annual basis. The method of determining the annual Variable Grant shall be as follows:

        1.    The Committee, with the assistance of the Consultant, shall first determine the dollar-denominated value of the equity-based compensation received by non-employee directors in the fiftieth percentile of the Comparator Group for the most recent fiscal period for such Group (the "Comparator Equity Value");

        2.    The Committee shall then divide the Comparator Equity Value by 33% of the Fair Market Value of one Share to determine the aggregate number of Shares covered by Options to be issued to each Non-Employee Director for such period, subject to Section 4(f) above (the "Total Option Shares"); and

        3.    The Committee shall then subtract the Fixed Grant from the Total Option Shares; the resulting amount shall be the number of Shares subject to the Variable Grant to be made to each Non-Employee Director for such period.

        (c)    General Terms of Option Grants.    The exercise price of each Option granted to a Non-Employee Director pursuant to this Section 7 shall be equal to 100 percent of the Fair Market Value per Share on the date of grant. All such Options shall be Non-Qualified Stock Options, shall become exercisable six months after the date of grant, and shall terminate on the tenth anniversary of the date of grant, unless previously exercised or terminated. All such Options shall be subject to the terms and conditions of Sections 6(a) and 10 of the Plan and to other standard terms and conditions contained in the form of Non-Qualified Stock Option Agreement used by the Company from time to time.

        (d)    Exercise of Non-Employee Director Options.    Non-Qualified Stock Options granted to Non-Employee Directors may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal executive offices, to the attention of the Company's Secretary. The notice shall state the number of Shares as to which the Option is being exercised and be accompanied by payment of the purchase price. A Non-Employee Director may, at such Director's election, pay the purchase price by check payable to the Company, in Shares, or in any combination thereof having a Fair Market Value on the exercise date equal to the applicable exercise price.

        (e)    Amendments to Section 7.    The provisions of this Section 7 may not be amended more often than once every six months other than to comply with changes in the Code or the rules and regulations promulgated under the Code.

Section 8. Amendment and Termination; Adjustments.

        Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

        (a)    Amendments to the Plan.    The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

              (i)  would cause Rule 16b-3 or Section 162(m) of the Code to become unavailable with respect to the Plan;

            (ii)  would violate the rules or regulations of the NASDAQ National Market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

            (iii)  would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

        (b)    Amendments to Awards.    The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided or in the Award Agreement. Notwithstanding the foregoing, the Committee shall not waive any conditions or rights, or otherwise amend or modify any outstanding Award in such a manner as to cause such Award not to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

        (c)    Correction of Defects, Omissions and Inconsistencies.    The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9. Income Tax Withholding; Tax Bonuses.

        (a)    Withholding.    In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 10. General Provisions.

        (a)    No Rights to Awards.    No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

        (b)    Delegation.    The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

        (c)    Award Agreements.    No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

        (d)    No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

        (e)    No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant and each Non-Employee Director shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

        (f)    Governing Law.    The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

        (g)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee (or, in the case of grants under Section 7 of the Plan, the Board of Directors), such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee (or, in the case of grants under Section 7 of the Plan, the Board of Directors), materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

        (h)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (i)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

        (j)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (k)    Other Benefits.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

Section 11. Section 16(b) Compliance.

        The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

Section 12. Effective Date of the Plan.

        The Plan shall be effective as of June 18, 2002, subject to approval of the Company's shareholders on such date or within one year thereafter.

Section 13. Term of the Plan.

        Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

EXHIBIT B

APOGEE ENTERPRISES, INC.
EXECUTIVE MANAGEMENT INCENTIVE PLAN

Section 1. Establishment; Purpose

        (a)    Establishment.    On April 11, 2002, the Board of Directors of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), upon recommendation by the Compensation Committee of the Company's Board of Directors, approved an incentive plan for executive officers as described herein, which plan shall be known as the "Apogee Enterprises, Inc. Executive Management Incentive Plan" (the "Plan"). The Plan shall be submitted for approval by the shareholders of the Company at the Company's 2002 Annual Meeting of Shareholders. The Plan shall be effective as of March 3, 2002, subject to its approval by the shareholders of the Company, and no payments shall be made pursuant to the Plan until after the Plan has been approved by the shareholders of the Company.

        (b)    Purpose.    The purpose of the Plan is to provide a direct financial incentive for executive officers of the Company to make a significant contribution to the annual strategic and financial goals of the Company.

Section 2. Administration

        (a)    Composition of the Committee.    The Plan shall be administered by the Compensation Committee of the Company's Board of Directors, or a sub-committee thereof (the "Committee"). To the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee administering the Plan shall be composed solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        (b)    Power and Authority of the Committee.    The Committee shall have full power and authority, subject to all the applicable provisions of the Plan (including but not limited to the requirements of Section 2(d) of the Plan) and applicable law, to (i) establish, amend, suspend, terminate or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (ii) construe, interpret and administer the Plan and any instrument or agreement relating to, or any Annual Bonus Award (as defined below in Section 3(b)) made under, the Plan, and (iii) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Committee pursuant to the Plan or any instrument or agreement relating to, or Annual Bonus Award made under, the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, holders of Annual Bonus Awards, and their legal representatives and beneficiaries, and employees of the Company or of any "Affiliate" of the Company. For purposes of the Plan and any instrument or agreement relating to, or any Annual Bonus Award made under, the Plan, the term "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and any entity in which the Company has a significant equity interest, in each case as determined by the Committee in its sole discretion.

        (c)    Delegation.    The Committee may delegate its powers and duties under the Plan to one or more executive officers of the Company or any Affiliate or a committee of such executive officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its power to (a) amend the Plan as provided in Section 8 hereof or (b) make determinations regarding Performance-Based Awards (as defined below in Section 2(d)).

        (d)    Qualified Performance-Based Compensation.    From time to time, the Committee may designate an Annual Bonus Award as an award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code (hereinafter referred to as a "Performance-Based Award"). Notwithstanding any other provision of the Plan to the contrary, the following additional requirements shall apply to all Performance-Based Awards made to any Participant (as defined below in Section 3(b)) under the Plan:

          (i)    Any Performance-Based Award shall be null and void and have no effect whatsoever unless the Plan shall have been approved by the shareholders of the Company at the Company's 2002 Annual Meeting of Shareholders.

          (ii)  The right to receive a Performance-Based Award shall be determined solely on account of the attainment of one or more pre-established, objective performance goals selected by the Committee in connection with the grant of the Performance-Based Award. Such performance goals may apply to the Participant individually, an identifiable business unit of the Company or the Company as a whole. The performance goals shall be based solely on one or more of the following business criteria:

  •
  earnings (whether before or after taxes);

  •
  cash flow (including free cash flow and cash flow from operating, investing or financing activities or any combination thereof);

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  earnings per share (basic or diluted); and

  •
  total shareholder return or profitability, or both, as measured by one or more of the following accounting ratios: return on revenue, return on assets, return on equity, return on invested capital and return on investments.

  The foregoing shall constitute the sole business criteria upon which the performance goals under this Plan shall be based.

          (iii)  The target and range of a Participant's possible awards established by the Committee shall be between zero and 150% of the Participant's annual base compensation for the Chief Executive Officer. The target and range of a Participant's possible awards established by the Committee shall be between zero and 100% of the Participant's annual base compensation for each of the Executive Vice Presidents, the Chief Financial Officer and the General Counsel. For other Participants, the Committee shall establish such targets and ranges. The maximum bonus which may be paid to any Participant pursuant to any Performance-Based Award with respect to any fiscal year shall not exceed $1,500,000.

          (iv)  For a Performance-Based Award, the Committee shall, not later than 90 days after the beginning of each fiscal year of the company:

      (A)
      designate all Participants for such fiscal year; and

      (B)
      establish the objective performance factors for each Participant for that fiscal year on the basis of one or more of the business criteria set forth herein.

          (v)  Following the close of each fiscal year and prior to payment of any amount to any Participant under the Plan, the Committee must certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that fiscal year are to be based.

          (vi)  Each of the foregoing provisions, and all of the other terms and conditions of the Plan as it applies to any Performance-Based Award, shall be interpreted in such a fashion so as to qualify all compensation paid thereunder as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 3. Eligibility and Participation

        (a)    Eligibility.    The Plan is maintained by the Company for its executive officers. In order to be eligible to participate in the Plan, an executive officer of the Company or any of its Affiliates must be selected by the Committee. In determining the executive officers who will participate in the Plan, the Committee may take into account the nature of the services rendered by such executive officers, their present and potential contributions to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant. A director of the Company or of an Affiliate who is not also an employee of the Company or an Affiliate, and all members of the Committee, shall not be eligible to participate in the Plan.

        (b)    Participation.    The Committee shall determine the employees eligible to be granted an annual bonus award (an "Annual Bonus Award"). The provisions of the Annual Bonus Awards need not be the same with respect to any recipient of an Annual Bonus Award (the "Participant") or with respect to different Participants. The Committee's decision to approve an Annual Bonus Award to an employee in any year shall not require the Committee to approve a similar Annual Bonus Award or any Annual Bonus Award at all to that employee or any other employee or person at any future date. The Company and the Committee shall not have any obligation for uniformity of treatment of any person, including, but not limited to, Participants and their legal representatives and beneficiaries and employees of the Company or of any Affiliate of the Company.

        (c)    Bonus Award Agreement.    Any employee selected for participation by the Committee shall, as a condition of participation, execute and return to the Committee a written agreement setting forth the terms and conditions of the Annual Bonus Award (the "Bonus Award Agreement"). A separate Bonus Award Agreement will be entered into between the Company and each Participant for each Annual Bonus Award.

        (d)    Employment.    In the absence of any specific agreement to the contrary, no Annual Bonus Award to a Participant under the Plan shall affect any right of the Company, or of any Affiliate of the Company, to terminate, with or without cause, the Participant's employment with the Company or any Affiliate at any time. Neither the establishment of the Plan, nor the granting of any Annual Bonus Award hereunder, shall give any Participant: (i) any rights to remain employed by the Company or any Affiliate; (ii) any benefits not specifically provided for herein or in any Annual Bonus Award granted hereunder; or (iii) any rights to prevent the Company or any Affiliate from modifying, amending or terminating any of its other benefit plans of any nature whatsoever.

Section 4. Annual Bonus Awards

        (a)    General.    The Committee shall determine the amount of the bonus to be paid to a Participant pursuant to each Annual Bonus Award, the time or times when Annual Bonus Awards will be made, and all other terms and conditions of each Annual Bonus Award. Each Annual Bonus Award shall be subject to the terms and conditions of the Plan and the applicable Bonus Award Agreement. Annual Bonus Awards may be granted singly or in combination, or in addition to, in tandem with or in substitution for any grants or rights under any other employee or compensation plan of the Company or of any Affiliate. Bonus Award Agreements may provide that more or less than 100% of the target Annual Bonus Award granted thereunder may be earned upon satisfaction of the conditions provided for therein, subject to the terms and conditions of the Plan. All or part of an Annual Bonus Award may be subject to conditions and forfeiture provisions established by the Committee and set forth in the Bonus Award Agreement, which may include, but are not limited to, continuous service with the Company or an Affiliate.

        (b)    Payment of Annual Bonus Awards.    Any bonus paid pursuant to an Annual Bonus Award shall be paid solely in the form of cash or stock. The Committee shall determine whether the Annual Bonus Award is paid in the form of cash or stock. Payment of any such bonuses may be made, subject to any deferred compensation election which may be permitted pursuant to any deferred compensation plan, at such times, with such restrictions and conditions as the Committee, in its sole discretion, may determine at the time of grant of the Annual Bonus Awards.

        (c)    Discretionary Reduction.    The Committee shall retain sole and full discretion to reduce, in whole or in part, the amount of any award otherwise payable to any Participant under this Plan.

Section 5. Termination of Employment

        Each Bonus Award Agreement shall include provisions governing the disposition of an Annual Bonus Award in the event of the retirement, disability, death or other termination of a Participant's employment with the Company or an Affiliate.

Section 6. Nontransferability

        Except as otherwise determined by the Committee or set forth in the applicable Bonus Award Agreement, no right under any Annual Bonus Award shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the time in which the requirement of continued employment or attainment of performance objectives has not been achieved.

Section 7. Taxes

        In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Company may take such action, and may require a Participant to take such action, as it deems appropriate to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant.

Section 8. Amendment and Termination

        (a)    Term of Plan.    Unless the Plan shall have been discontinued or terminated as provided in Section 8(b) hereof, no Annual Bonus Awards shall be granted under the Plan after March 3, 2007, and no Annual Bonus Awards shall be paid except with respect to the Company's fiscal year ending not later than March 3, 2007. No Annual Bonus Awards may be granted after such termination, but termination of the Plan shall not alter or impair any rights or obligations under any Annual Bonus Award theretofore granted (including the payment of such Annual Bonus Award within the time period permitted by the Code, as the same may be amended from time to time), without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided in the Bonus Award Agreement.

        (b)    Amendments to and Termination of Plan.    Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or a Bonus Award Agreement, the Committee may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that notwithstanding any other provision of the Plan or any Bonus Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would cause any compensation paid pursuant to any Performance-Based Award granted pursuant to the Plan no longer to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

        (c)    Correction of Defects, Omissions and Inconsistencies.    Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or a Bonus Award Agreement, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Annual Bonus Award or any Bonus Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9. Miscellaneous

        (a)    Governing Law.    The Plan and any Bonus Award Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts, of the State of Minnesota.

        (b)    Severability.    If any provision of the Plan, any Annual Bonus Award or any Bonus Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan, any Annual Bonus Award or any Bonus Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, the Annual Bonus Award or the Bonus Award Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan, any such Annual Bonus Award or any such Bonus Award Agreement shall remain in full force and effect.

        (c)    No Trust or Fund Created.    Neither the Plan nor any Annual Bonus Award or Bonus Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Annual Bonus Award, such right shall be no greater than the right of any unsecured general creditor of the Company or of any Affiliate.

        (d)    Nature of Payments.    Any and all cash or stock payments pursuant to any Annual Bonus Award granted hereunder shall constitute special incentive payments to the Participant, and such payments shall not be taken into account in computing the amount of the Participant's salary or compensation for purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit sharing, bonus, life insurance or other employee benefit plan of the Company or any Affiliate or (ii) any agreement between the Company (or any Affiliate) and the Participant, except to the extent that such plan or agreement expressly provides to the contrary.

        (e)    Headings.    Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

APOGEE ENTERPRISES, INC.		Three Alternate Ways to Vote Your Proxy VOTE BY TELEPHONE OR INTERNET 24 Hours a Day - 7 Days a Week Save Your Company Money - It's Fast and Convenient
TELEPHONE		INTERNET		MAIL
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• Use any touch-tone telephone.		• Go to the website address listed above.		• Mark, sign and date your Proxy Card.
• Have your Proxy Form in hand.	OR	• Have your Proxy Form in hand.	OR	• Detach card from Proxy Form.
• Enter the Control Number located in the box below.		• Enter the Control Number located in the box below.		• Return the card in the postage-paid envelope provided.
• Follow the simple recorded instructions.		• Follow the simple instructions.
PROXY VOTING INSTRUCTIONS

Please note that votes submitted by telephone and Internet must be received by 5:00 p.m. Eastern Daylight Time (4:00 p.m. Central Daylight Time) on June 17, 2002. If you choose to vote your shares by telephone or Internet, there is no need to mail your proxy card. Please reference the reverse of the Proxy Card further for details.

CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING
1-866-388-1535 CALL TOLL-FREE TO VOTE

- DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET -

☐	Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.
1. ELECTION OF DIRECTORS								FOR	AGAINST	ABSTAIN
FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS	☐	2.	PROPOSAL TO APPROVE THE APOGEE ENTERPRISES, INC. 2002 OMNIBUS STOCK INCENTIVE PLAN:	☐	☐	☐
Nominees: 01 - BARBARA B. GROGAN, 02 - J. PATRICK HORNER and 03 - STEPHEN C. MITCHELL						3.	PROPOSAL TO APPROVE THE APOGEE ENTERPRISES, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN:	☐	☐	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).						4.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY:	☐	☐	☐
*Exceptions						5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting.

							S C A N L I N E

							Note: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
					Date		Share Owner sign here	Co-Owner sign here

Please date, sign and mail your Proxy Card as soon as possible!

Annual Meeting of Shareholders
APOGEE ENTERPRISES, INC.
June 18, 2002

APOGEE ENTERPRISES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints RUSSELL HUFFER, MICHAEL B. CLAUER and PATRICIA A. BEITHON as Proxies, each with the power to appoint his or her substitute, and hereby authorizes any one of them to represent and to vote, as designated on the reverse, all of the shares of Common Stock of Apogee Enterprises, Inc. ("Apogee") held of record by the undersigned on April 24, 2002, at the Annual Meeting of Shareholders of Apogee to be held on June 18, 2002, or any adjournment thereof, and hereby revokes all former Proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

If you are a participant in the Apogee Employee Stock Purchase Plan, this card directs U.S. Bancorp Piper Jaffray Inc., as Plan Custodian, to vote, as designated on the reverse, all of the shares of Apogee Common Stock held of record in your Plan account. The Plan Custodian cannot vote your shares unless it receives timely direction from you.

If you are a participant in the Apogee Retirement Plan and/or the Apogee 401(k) Retirement Plan, this card directs State Street Bank and Trust Company, as Trustee for each of the Plans, to vote, as designated on the reverse, all of the shares of Apogee Common Stock held of record in your Plan account(s). The Trustee will vote, with regard to each Plan, shares of Apogee Common Stock for which it has not received direction in the same proportion as directed shares are voted.

(Continued, and to be signed on reverse side)

                      APOGEE ENTERPRISES, INC.
                      P.O. BOX 11342
                      NEW YORK, N.Y. 10203-0342

To change your address, please mark this box.    ☐

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on June 18, 2002
APOGEE ENTERPRISES, INC. PROXY STATEMENT
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Item 1: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Option Grants in Fiscal 2002
Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values
COMPARATIVE STOCK PERFORMANCE
Item 2: APPROVAL OF THE APOGEE ENTERPRISES, INC. 2002 OMNIBUS STOCK INCENTIVE PLAN
Item 3: APPROVAL OF THE APOGEE ENTERPRISES, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN
Item 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
ANNUAL REPORT TO SHAREHOLDERS
OTHER MATTERS
EXHIBIT A APOGEE ENTERPRISES, INC. 2002 OMNIBUS STOCK INCENTIVE PLAN
EXHIBIT B APOGEE ENTERPRISES, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN